Exhibit 99.1

Spartan Stores and Nash Finch Announce Expiration of

Hart-Scott-Rodino Act Waiting Period

GRAND RAPIDS, MI and MINNEAPOLIS, MN – September 3, 2013 – Spartan Stores, Inc. (Nasdaq: SPTN), a leading regional grocery distributor and retailer, and Nash Finch Company (Nasdaq: NAFC), one of the leading food distribution companies in the United States, today announced that the Hart-Scott-Rodino (HSR) waiting period for the pending merger of Spartan Stores and Nash Finch has expired with no action by the Federal Trade Commission or the Department of Justice.

The expiration of the HSR review period satisfies one of the conditions necessary for the transaction to close. Spartan Stores and Nash Finch expect that, subject to the remaining regulatory approvals and customary closing conditions, including the approval of Spartan Stores and Nash Finch shareholders, the transaction will be completed before the end of calendar 2013.

Spartan Stores and Nash Finch announced the pending merger on July 22, 2013 following unanimous approval by the boards of directors of both companies. The strategic combination of Spartan Stores and Nash Finch will bring together two companies with highly complementary operations to create a leader in the grocery wholesale, retail and military commissary and exchange channels.

About Spartan Stores

Grand Rapids, Michigan-based Spartan Stores, Inc. (Nasdaq: SPTN) is the nation’s ninth largest grocery distributor with 1.4 million square feet of warehouse, distribution, and office space located in Grand Rapids, Michigan. The Company distributes more than 40,000 private and national brand products to approximately 390 independent grocery locations in Michigan, Indiana and Ohio, and to the Company’s 102 corporate owned stores located in Michigan, including Family Fare Supermarkets, Glen’s Markets, D&W Fresh Markets, VG’s Food and Pharmacy, Forest Hills Foods and Valu Land.

About Nash Finch Company

Nash Finch is a Fortune 500 company and the largest food distributor serving military commissaries and exchanges in the United States. Nash Finch’s core businesses include distributing food to military commissaries and exchanges and independent grocery retailers located in 37 states, the District of Columbia, Europe, Cuba, Puerto Rico, the Azores, Bahrain and Egypt. The Company also owns and operates a base of retail stores, primarily supermarkets under the Family Fresh Market®, Econofoods®, Family Thrift Center®, No Frills®, Bag ‘n Save®, AVANZA®, and Sun Mart® trade names. Further information is available on the Company’s website, www.nashfinch.com.

Forward-Looking Statements

This press release contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These include statements regarding the effects of the proposed merger and statements preceded by, followed by or that otherwise include the words “expects,” “believes,” or “estimates,” “vision,” or similar expressions; that the combined company is “positioned” for a result; that an event or trend “will” occur; or that a circumstance represents an “opportunity.” Forward-looking statements relating to expectations about future results or events are based upon information available to Spartan Stores and Nash Finch as of today’s date, and are not guarantees of the future performance of Spartan Stores, Nash Finch or the combined company, and actual results may vary materially from the results and expectations discussed. Although Spartan Stores and Nash Finch have signed an agreement, there is no assurance that they will complete the proposed merger. The merger agreement will terminate if the companies do not receive the necessary approval of Spartan Stores’ shareholders or Nash Finch’s stockholders and government approvals, or if any conditions to closing are not satisfied. Additional risks and uncertainties related to the proposed merger include, but are not limited to, the successful integration of Spartan Stores’ and Nash Finch’s business and the combined company’s ability to compete in the highly competitive grocery distribution and retail grocery industry. Additional information concerning these and other risks is contained in Spartan Stores’ and Nash Finch’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and other SEC filings. All subsequent written and oral forward-looking statements concerning Spartan Stores, Nash Finch, the proposed merger or other matters and attributable to Spartan Stores or Nash Finch or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Neither Spartan Stores nor Nash Finch undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

Important Information for Investors

Communications in this press release do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The issuance of Spartan Stores common stock in connection with the proposed merger will be submitted to the Spartan Stores’ shareholders for their consideration, and the proposed merger will be submitted to Nash Finch’s stockholders for their consideration. In connection with the proposed merger, on August 20, 2013, Spartan Stores filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (the “Prospectus”) that includes a joint proxy statement to be used by Spartan Stores and Nash Finch to solicit the required approval of their respective shareholders in connection with the proposed merger that constitutes a prospectus of Spartan Stores. Spartan Stores and Nash Finch may also file other documents with the SEC concerning the proposed merger. INVESTORS AND SECURITY HOLDERS OF SPARTAN STORES AND NASH FINCH ARE URGED TO READ THE PROSPECTUS AND THE OTHER RELEVANT DOCUMENTS REGARDING THE PROPOSED MERGER THAT HAVE AND WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders may obtain a free copy of the Prospectus and other documents containing important information about Spartan Stores and Nash Finch, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Spartan Stores are available free of charge on Spartan Stores’ website at www.spartanstores.com under the tab “Investor Relations” or by contacting Jeanne Norcross, Vice President Corporate Affairs, 616-878-2830. Copies of documents filed with the SEC by Nash Finch are available free of charge on Nash Finch’s website at www.nashfinch.com under the tab “Investors” or by contacting Kathleen Mahoney, Executive Vice President, General Counsel and Secretary, 952-844-1262.

Participants in the Transaction

Spartan Stores, Nash Finch and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Spartan Stores and stockholders of Nash Finch in connection with the proposed transaction. Information about the directors and executive officers of Spartan Stores is set forth in its proxy statement for its 2013 annual meeting of shareholders, which was filed with the SEC on June 14, 2013. Information about the directors and executive officers of Nash Finch is set forth in its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on March 11, 2013. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement and prospectus and other relevant materials to be filed with the SEC when they become available.

Spartan Stores Media Contact:

Jeanne Norcross

Vice President Corporate Affairs

616-878-2830

or

Spartan Stores Investor Contact:

Dave Staples

Executive Vice President & CFO

616-878-8793

or

Nash Finch Media Contact:

Sard Verbinnen & Co.

Bryan Locke/Meghan Gavigan

312-895-4700

or

Nash Finch Investor Contact:

Bob Dimond

Executive Vice President, CFO and Treasurer

952-844-1060